UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2006

ALICO, INC.
(Exact name of registrant as specified in its charter)

                               Florida                                                     0-261                                                  59-0906081
                              (State or Other Jurisdiction                  (Commission File Number)            (IRS Employer
                                of Incorporation)                                                                                             Indentification No.)

P.O. Box 338
LaBelle, Florida 33975
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. other events.
Incorporated by reference is a press release issued by the Registrant on August 18, 2006, attached as Exhibit 99.1, announcing the update on previously disclosed tax audits.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 - Press release announcing the update on previously disclosed tax audits dated August 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: August 18, 2006

By: /s/ JOHN R. ALEXANDER
         John R. Alexander
         President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated August 18, 2006, announcing the update on previously disclosed tax audits.